EXHIBIT 10.2

  Placement Agreement between the Company, SHP and U.S. Sachem
                            Financial
                        Consultants, L.P.



1






                SPECIALIZED HEALTH PRODUCTS, INC.

                          RUSSCO, INC.







                            650 UNITS

                       Each Consisting Of
                  5,000 Shares of Common Stock
                               and
              3,000 Common Stock Purchase Warrants











                       PLACEMENT AGREEMENT






                          June 23, 1995

2


                SPECIALIZED HEALTH PRODUCTS, INC.
                          RUSSCO, INC.
                       PLACEMENT AGREEMENT

                            650 Units
                       Each Consisting of
                  5,000 Shares of Common Stock
                               and
              3,000 Common Stock Purchase Warrants


 This Placement Agreement is made and entered into effective as of the 23rd day of June, 1995 by and among Specialized Health Products, Inc., a Utah corporation (the "Company"), Russco, Inc., a Delaware corporation ("Russco"), and U.S. Sachem Financial Consultants, L.P., a Connecticut limited partnership ("Sachem"), as follows:

    1.   Authorization and Issuance of Securities.  The
 Company has authorized the issuance and sale of up to 4,075,000 shares of the Company's Common Stock ("Company Common Stock"), Series A Warrants to purchase up to 2,900,000 shares of Company Common Stock at an exercise price of $3.00 per share (the "Company A Warrants"), and Series B Warrants to purchase up to 1,200,000 shares of Company Common Stock at an exercise price of $2.00 per share (the "Company B Warrants" and, collectively with Company Common Stock and Company A Warrants, the "Company Securities"), as contemplated by this Agreement. The Company A Warrants shall be substantially as described in the Offering Memorandum (as hereinafter defined), and the Company B Warrants shall be substantially identical to the Company A Warrants except for the exercise price. The Company has also authorized the issuance and sale of up to 4,100,000 shares of Company Common Stock upon exercise of the Company A Warrants and Company B Warrants.

    Russco has authorized the issuance and sale of up to 2,750,000 shares of Russco's Common Stock ("Russco Common Stock"), Series A Warrants to purchase up to 1,925,000 shares of Russco Common Stock at an exercise price of $3.00 per share (the "Russco A Warrants") and Series B Warrants to purchase up to 825,000 shares of Russco Common Stock at an exercise price of $2.00 per share (the "Russco B Warrants" and, collectively with Russco Common Stock and Russco A Warrants, the "Russco Securities"). The Russco A Warrants and Russco B Warrants shall be substantially identical to the Company A Warrants and Company B Warrants, respectively. (The Company Common Stock and Russco Common Stock are sometimes hereinafter referred to collectively as the "Common Stock"; the Company A Warrants and Russco A Warrants are sometimes hereinafter referred to collectively as the "A Warrants"; the Company B Warrants and the Russco B Warrants are sometimes hereinafter referred to collectively as the "B Warrants"; the A Warrants and the B Warrants are sometimes hereinafter referred to as the "Warrants"; and the Common Stock and the Warrants are sometimes hereinafter referred to collectively as the "Securities".)

    The Company and Russco propose to issue and sell to purchasers designated by Sachem (collectively, the "Purchasers") an aggregate of up to 3,250,000 shares of Common Stock and 1,950,000 A Warrants in Units (the "Units") consisting of 5,000 shares of Company Common Stock and 3,000 A Warrants each. The Securities will be offered and sold to the Purchasers, each of whom shall be an "accredited investor", as that term in defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"). In addition, the Company and Russco are prepared to issue and sell to Purchasers up to an aggregate additional 150 Units in the event of an oversubscription for the Units to be offered (the "Overallotment Units"), which Overallotment Units shall be issued and sold upon the written request of Sachem and the concurrence of the Company and Russco, which concurrence shall not be unreasonably withheld.

    The Company has prepared a Private Placement Memorandum, dated June 23, 1995 (the "Offering Memorandum"), relating to the Company, Russco and the Securities. Contemporaneously with the initial issuance and sale of Securities hereunder, the Company proposes to merge with a wholly-owned subsidiary of, or otherwise enter into a business combination with Russco (the "Merger") pursuant to that certain Agreement and Plan of Reorganization (the "Plan") of even date herewith by and among the Company, Russco and a subsidiary of Russco. Immediately prior to the Merger, Russco shall have outstanding no more than 300,000 shares of its Common Stock, and those shares shall be the only equity securities of Russco then issued and outstanding or which Russco is obligated under any conditions to issue other than pursuant to the Plan or this Agreement.
 In connection with the Merger, each of the outstanding equity securities of the Company will be converted into the same number of substantially similar equity securities of Russco, and Russco will change its name to Specialized Health Products International, Inc. or some other name approved by the Company. Prior to the Merger, all Securities to be issued and sold hereunder will be issued and sold by the Company, and after the Merger, all Securities to be issued and sold hereunder shall be issued and sold by Russco.

    2. Agreements to Sell and Purchase; Delivery and Payment; Placement Agency and Fees. On the basis of the representations and warranties contained in this Placement Agreement (this "Agreement"), and subject to its terms and conditions, the Company and Russco agree to issue and sell Securities to Purchasers at a price (the "Purchase Price") of Ten Thousand Dollars per Unit.

    The initial delivery of and payment for Securities shall be made at such place as shall be reasonably proposed by Sachem, at 10:00 a.m. on the third business day following the date on which Sachem notifies the Company that Purchasers are ready to purchase at least 250 Units pursuant hereto but not later than October 21 1995, unless that date is extended by the Company for a period not to exceed sixty days (the "First Closing Date"). The time and date of the First Closing Date may be varied by mutual agreement between Sachem and the Company. The Company shall have no obligation to issue and sell any of the Securities unless it shall have Purchasers for at least two hundred fifty (250) Units. Included among the Units considered to constitute said minimum of 250 Units and to have been sold hereunder on the First Closing Date shall be up to forty-five (45) Units (the "Early Units") issued and sold by the Company prior to the First Closing Date, including any Units sold prior to the date of this Agreement.

    If fewer than 650 Units are issued and sold by the Company to Purchasers on the First Closing Date, Russco shall, in the place of the Company, continue the offering of the Securities until 650 Units are issued and sold hereunder but not later than October 21, 1995, unless that date is extended by Russco for a period not to exceed sixty (60) days. Following the First Closing Date, Russco shall be substituted for the Company hereunder, and all acts to be performed by the Company shall be performed by Russco with the same force and effect as if performed by the Company. In the event Russco so continues the offering, delivery of and payment for the Securities to be issued and sold hereunder subsequent to the First Closing Date shall be made at the place of the closing held on the First Closing Date on the third business day following the date or dates on which Sachem notifies Russco that Purchasers are ready to purchase additional Units being offered hereunder (the "Additional Closing Date" or "Additional Closing Dates" and, collectively with the First Closing Date, the "Closing Dates"). Any Additional Closing Date may be varied by mutual agreement between Sachem and Russco.

    At least two business days before each of the First Closing Date and each Additional Closing Date, Sachem shall provide to the Company or Russco, as the issuer may be, the names and addresses of the Purchasers and the amount of the Securities to be purchased by each Purchaser at such closing, respectively.

    The Company or Russco shall deliver the Securities purchased by each Purchaser to or for the account of such Purchaser on the First Closing Date and each Additional Closing Date, respectively, with transfer taxes thereon, if any, duly paid by the Company or Russco, against payment of the Purchase Price therefor.

    Sachem shall act as the exclusive placement agent for the Company and Russco in connection with the issuance and sale of the Securities. In connection therewith, Sachem shall use its best efforts to identify and introduce to the Company and Russco accredited investors who are ready, willing and able to purchase the Securities.

 On the First Closing Date and each Additional Closing Date, the Company or Russco, as the case may be, shall (i) pay to Sachem in cash an amount equal to eight percent (8%) of the aggregate Purchase Price received on such date by the Company or Russco from the Purchasers of the Securities (including on the First Closing Date the amount received from the purchasers of the Early Units) and (ii) shall issue and deliver to Sachem or to Sachem's designee or designees, as specified by Sachem in writing at least two business days before each such Closing Date, (a) five hundred (500) A Warrants and (b) one thousand five hundred (1,500) B Warrants.

 On the First Closing Date, the Company shall also issue and deliver to Sachem 75,000 shares of Company Common Stock and 100,000 Company A Warrants.

    3.   Agreements of the Company.  The Company agrees with
 Sachem, and Russco agrees to assume and perform the obligations of the Company subsequent to the Merger, as follows:

         (a) To provide Sachem with as many copies of the Offering Memorandum as it may reasonably request; to make no amendment or supplement to the Offering Memorandum except as permitted herein; to provide Sachem with as many copies of any such amendment or supplement as it may reasonably request; to advise Sachem promptly if it receives notice of the issuance by any regulatory authority having jurisdiction over the Company, Russco, the Purchasers or the transactions contemplated hereby of any stop order or order preventing or suspending the use of the Offering Memorandum, of the suspension of any qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by any regulatory authority for the amending or supplementing of the Offering Memorandum or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Offering Memorandum or suspending any such qualification, or exemption from qualification, to use promptly its best efforts to obtain the withdrawal of such stop order or order.

         (b) To advise Sachem promptly, in writing, of the happening of any event or the existence of any state of facts of which it becomes aware, prior to completion of the issuance and sale of the Securities contemplated, that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (c) If any event shall occur prior to completion of the issuance and sale of the Securities contemplated hereby or any state of facts shall exist as a result of which, in the opinion of Sachem, the Company or Russco, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with any law, to forthwith prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law.

         (d) Not to make any amendment or supplement to the Offering Memorandum, of which Sachem shall not previously have been advised or to which Sachem shall, after being so advised, reasonably object in writing.

         (e) During the three years after the date of this Agreement, to furnish without charge to Sachem, as soon as generally available, a copy of each report of the Company or Russco, notice or other communication that the Company or Russco shall mail or otherwise make available to holders of Company Common Stock or shall file with the Securities and Exchange Commission (the "Commission").

         (f) Whether or not the transactions contemplated by this Agreement are consummated, to pay all costs, expenses and fees incident to or in connection with:
      (i) the preparation, reproduction, and distribution of the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto; (ii) the preparation, reproduction, issuance and delivery of this Agreement, the Common Stock, the Warrants, any "blue sky" memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith; and (iii) the reasonable legal fees and expenses of Sachem's counsel in connection with this Agreement, the issuance and delivery of the Securities and all other matters contemplated hereby or associated therewith, which payment obligation shall not exceed $30,000 for fees (billed at hourly rates not to exceed $300 per hour) and $5,000 for expenses. The Company and Russco shall also be responsible, in such manner as they may determine between themselves, for all costs, expenses and fees incident to or in connection with (a) the performance by the Company and Russco of their respective other obligations under this Agreement, and (b) the services of counsel and accountants for the Company and Russco, and
      (c) travel costs and expenses of the Company and Russco. On the First Closing Date and each Additional Closing Date, the Company or Russco, as the case may be, shall pay to Sachem in cash an amount equal to two percent (2%) of the aggregate Purchase Price received on such date by the Company or Russco from the Purchasers for the Securities (including on the First Closing Date amounts received with respect to the Early Units) as a nonaccountable expense allowance for Sachem. The Company has previously paid $15,000 to Sachem as a non-refundable advance against such expense allowance, and it shall be credited against the nonaccountable expense allowance payable to Sachem on the First Closing Date.

         (g) To apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds."

         (h) To use commercially reasonable efforts to do and perform all things required or necessary to be done and performed by the Company and Russco, respectively, under this Agreement and under the Plan to permit consummation of the transactions contemplated by this Agreement and the Plan.

         (i) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Act in connection with the sale to the Purchasers.

    4. Representations and Warranties of the Company and Russco. The Company, with respect to matters relating to the Company, and Russco, with respect to matters relating to Russco, severally and not jointly represent and warrant to Sachem that:

         (a)  The Offering Memorandum, including any
      amendments and supplements thereto, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information relating to Sachem contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by Sachem specifically for inclusion therein.

         (b) This Agreement has been duly authorized and validly executed and delivered by the Company and Russco.

         (c) The authorized, issued and outstanding Common Stock and other securities of the Company and of Russco conform in all material respects to the descriptions thereof in the Offering Memorandum. The shares of outstanding Common Stock of the Company and Russco have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive or similar rights.

         (d) The Securities to be issued by the Company and Russco pursuant hereto have been duly authorized and, when issued and delivered for consideration in accordance with the terms of this Agreement, will be validly issued and outstanding, fully paid and nonassessable, and free from preemptive or similar rights. The Common Stock and Warrants conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

         (e)  Neither the Company nor Russco has any
      subsidiaries, except that Russco will form a subsidiary to participate in the Merger which subsidiary will be inactive prior to the Merger.

         (f) All tax returns required to be filed by the Company and by Russco in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. The Company and Russco do not know of any material proposed additional tax assessment against the Company or Russco.

          (g)  The Company and Russco have been duly
     incorporated and are validly existing as corporations in good standing under the laws of the States of Utah and Delaware, respectively. The Company and Russco each has the corporate power and authority necessary to own, lease and operate its properties and to conduct business as currently conducted and as described in the Offering Memorandum. The Company and Russco each has the corporate power and authority necessary to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Securities to be issued, sold and delivered by it pursuant hereto. The Company and Russco are duly registered or qualified as foreign corporations to conduct their respective businesses, and are in good standing, in each jurisdiction where such qualification is required and in which the failure to be so qualified could have a material adverse effect on the Company or Russco. The Company and Russco are in compliance with all local, state and federal laws, ordinances and regulations (including environmental laws) applicable to their properties (whether owned or leased) and their businesses, with the exception of violations of such laws, ordinances and regulations which would not individually or in the aggregate have a material adverse effect on the Company or Russco.

          (h) Except as set forth in the Offering Memorandum, the Company has good and marketable title, free and clear of all liens, charges and encumbrances except such as would not, in the aggregate, have a material adverse effect on the Company to all of the properties and assets described in the Offering Memorandum as owned by the Company. The properties of the Company are in good repair (reasonable wear and tear excepted), are insured in accordance with the industry practice and are suitable for their uses. The real property referred to in the Offering Memorandum as held under lease by the Company is held by it under a valid and enforceable lease, except
     (A) as limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (B) as limited by the effect of general principles of equity, including the possible unavailability of specific performance or the enforceability of waivers of certain rights or defenses, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought (items (A) and (B) are sometimes collectively referred to hereafter as the "Exceptions"), and no defaults are existing under such lease which defaults would, singly or in the aggregate, have a material adverse effect on the Company.

          (i) There is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, which has been served on the Company or Russco and is now pending or which, to the knowledge of the Company or Russco, is threatened against or affects the Company or Russco or the assets of the Company or Russco which is not disclosed in the Offering Memorandum. No Federal or state statute, rule, regulation or order has been enacted, adopted or issued by any such governmental agency or, to the knowledge of the Company, has been proposed by any such governmental body that is not disclosed in the Offering Memorandum and could reasonably be expected to have a material adverse effect on the Company or Russco, the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement. There are not pending any governmental proceedings to which the Company or Russco is a party or to which any of their property is subject, except as set forth in the Offering Memorandum. No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued and remains in effect that would prevent the issuance of the Securities.

          (j)  The Company and Russco possess such
     certificates, authorities, licenses or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies as are material to, or legally required for, the operation of their respective businesses, except for those certificates, authorities, licenses or permits which if not possessed by the Company and Russco would not singly, or in the aggregate, have a material adverse effect on the Company or Russco.
     Neither the Company nor Russco has received any notice of proceedings relating to, or has reason to believe that any governmental body or agency is considering, limiting, suspending, modifying or revoking, any such certificate, authority, license or permit which, singly or in the aggregate, if the subject of an unfavorable opinion, ruling or finding, would have a material adverse effect on the Company or Russco. Any descriptions in the Offering Memorandum of local, state, federal or foreign statutes, laws, ordinances and regulations governing the Company and Russco in their respective businesses, including any proposed amendments or additions to any such statues, laws, ordinances or regulations, are accurate and fairly present the information shown.

          (k) Neither the Company nor Russco is in violation of its charter or bylaws or is in default in any respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness or in any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or Russco is a party or to which either of them or their respective properties or assets is subject, except such violations or defaults which, singly or in the aggregate, would not have a material adverse effect on the Company or Russco. To the knowledge of the Company and Russco, there exists no condition that, with notice, the passage of time or otherwise, would constitute a material default under any such document, instrument or agreement.

          (l) The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement will not conflict with or constitute a breach of any of the terms or provisions of, or constitute a default (with notice, the passage of time or otherwise) under, or result in the imposition of a lien or encumbrance on any properties of the Company or Russco or an acceleration of the maturity of any indebtedness under (i) the charter or bylaws of the Company or Russco,
     (ii) any bond, debenture, note or other evidence of indebtedness or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or Russco is a party or to which either of them or their respective properties or assets are subject or
     (iii) any law, regulation or order of any court or governmental agency or authority applicable to the Company or Russco or any of their respective properties or assets.

          (m) No consent, approval, authorization, license or other order of any regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or Russco or any of their respective properties or assets is legally required for the valid issuance and sale of the Securities and the consummation of the transactions contemplated by this Agreement, other than such approvals and authorizations as have been obtained. No consents or waivers from any person are required to consummate the transactions contemplated by this Agreement, other than such consents and waivers as have been obtained.

          (n)  The accountants who have certified the
     financial statements of the Company and the financial statements of Russco included or referred to in the Offering Memorandum are independent accountants with respect to the Company and Russco, respectively, within the meaning of the Act.

          (o) The historical financial statements of the Company and the related notes and schedules included in the Offering Memorandum present fairly the financial position of the Company as of the dates indicated and the results of its operations and the changes in financial position for the periods therein specified. The historical financial statements of Russco and the related notes and schedules included in the Offering Memorandum present fairly the financial position of Russco as of the dates indicated and the results of their operations and the changes in financial position for the periods therein specified. All such financial statements (including the related notes and schedules) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods specified, subject in the case of interim statements to normal year-end audit adjustments.

          (p) Subsequent to the dates as of which information is given in the Offering Memorandum, except as disclosed therein: (i) neither the Company nor Russco has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material, individually or in the aggregate, to the business of the Company or Russco, except for short term borrowings in amounts not exceeding $220,000 in the aggregate; (ii) there has not been any material decrease in the capital stock of the Company or Russco or any increase in long-term indebtedness or any material increase in short-term indebtedness of the Company or Russco not described above or any payment of or declaration to pay any dividends or any other distribution with respect to the capital stock of the Company or Russco and (iii) there has not been any material adverse change in the condition (financial or other), business, properties, net worth or results of operations of the Company or Russco.

          (q) Neither the Company nor Russco is involved in any material labor dispute nor, to the knowledge of the Company and Russco, is any such dispute threatened.

          (r) Neither the Company nor Russco has incurred any casualty losses, whether insured or uninsured, that are material, individually or in the aggregate, to the business of the Company or Russco.

          (s) Except as contemplated by this Agreement or disclosed in the Offering Memorandum, no person or entity is entitled, through contract or otherwise, directly or indirectly to acquire any shares of the capital stock of the Company or Russco from the Company or Russco.

          (t) The Company and Russco each maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and
     (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (u) Except as contemplated herein or disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between either the Company or Russco and any other person that would give rise to a valid claim against the Company, Russco, Sachem or the Purchasers for a brokerage commission, finder's fee or like payment in respect of the transactions contemplated herein.

          (v)  Neither the Company nor Russco is an
     "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment
     Company Act of 1940, as amended.

          (w) The offer and sale of the Securities pursuant hereto are exempt from the registration requirements of the Act. No form of general solicitation or general advertising was used by the Company or any of its representatives (other than Sachem, as to whom the Company and Russco make no representation) in connection with the offer and sale of the Securities, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     5.   Indemnification

          (a) The Company (as the "Indemnifying Party") agrees to indemnify and hold harmless Sachem and each person that controls Sachem within the meaning of
     Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective agents, employees, attorneys, officers and directors of each of the foregoing (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending, preparing to defend or testify with respect to or settling any such action or claim) as they are incurred arising out of or based upon any untrue statement or alleged untrue statement of a material fact relating to the Company contained in the Offering Memorandum or arising out of or based upon any omission or alleged omission to state therein a material fact relating to the Company required to be stated therein or necessary to make the statements therein not misleading or otherwise arising out of or based upon the transactions contemplated hereby, except the Indemnifying Party shall not be liable to an Indemnified Party under the indemnity agreement in this Section 5(a) with respect to any such loss, claim, damage, judgment, liability or expense to the extent either (i) it results from or is attributable to the misconduct or negligence of Sachem or (ii) the business combination of the Company and Russco does not occur on or about the First Closing Date and it results from an untrue statement, omission or alleged untrue statement or omission described in Section 5(b).

          (b) Russco (as the "Indemnifying Party") agrees to indemnify and hold harmless Sachem and each person that controls Sachem within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the respective agents, employees, attorneys, officers and directors of each of the foregoing (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending, preparing to defend or testify with respect to or settling any such action or claim) as they are incurred arising out of or based upon any untrue statement or alleged untrue statement of a material fact relating to Russco contained in the Offering Memorandum or arising out of or based upon any omission or alleged omission to state therein a material fact relating to Russco required to be stated therein or necessary to make the statements therein not misleading, except the Indemnifying Party shall not be liable to an Indemnified Party under the indemnity agreement in this Section 5(b) with respect to any such loss, claim, damage, judgment, liability or expense to the extent it results from or is attributable to the misconduct or negligence of Sachem.

          (c) Sachem (as the "Indemnifying Party") agrees to indemnify and hold harmless the Company and Russco and each person that controls the Company or Russco within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the respective agents, employees, attorneys, officers and directors of each of the foregoing (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending, preparing to defend or testify with respect to or settling any such action or claim) as they are incurred to the extent they arise out of or are based upon the misconduct or negligence of Sachem.

          (d) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against or shall relate to any Indemnified Party with respect to which indemnity may be sought against the Indemnifying Party pursuant to this
     Section 5, such Indemnified Party shall promptly notify the Indemnifying Party in writing and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all fees and expenses; provided that the omission so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to any Indemnified Party (except to the extent that the Indemnifying Party is actually prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). An Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel has been specifically authorized in writing by the Indemnifying Party, which authorization shall not be unreasonably withheld, (ii) the Indemnifying Party has failed promptly to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party or
     (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised in writing by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party). It is understood that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Parties, which firm shall be designated in writing by Sachem, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall not be liable for any settlement of any such action effected without the written consent of the Indemnifying Party, but if settled with the written consent of the Indemnifying Party, or if there is a final judgment with respect thereto, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall not, without the prior written consent of each Indemnified Party affected thereby, effect any settlement of any pending or threatened proceeding in which such Indemnified Party has sought indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such action, claim, litigation or proceeding.

          (e) If the indemnification provided for in Section 5 is unavailable to any party entitled to indemnification pursuant to Section 5(a), (b) or (c), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, Russco and Sachem from the offering of the Securities or
     (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, Russco and Sachem in connection with the statements or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and Russco on the one hand and Sachem on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total compensation received by Sachem. The relative fault of the Company and Russco on the one hand and Sachem on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Russco on the one hand or by Sachem on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (f) The Company and Sachem agree that it would not be just and equitable if contribution pursuant to
     Section 5(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in Section 5(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (g) The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that any indemnifying party may otherwise have to any indemnified party, including inter alia those arising under a letter agreement between the Company and Sachem dated June 2, 1995, as amended.

     6. Conditions of the Purchasers' Obligations. The obligations of the Purchasers to purchase the Securities and the Company and Russco to issue and sell the Securities under this Agreement on a Closing Date are subject to the satisfaction of the each of following conditions as of each such Closing Date:

          (a) All of the representations and warranties of the Company and Russco contained in this Agreement shall be true and correct on such Closing Date with the same force and effect as if made on and as of such Closing Date. The Company and Russco shall, in all material respects, have performed or complied with the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied at or prior to such Closing Date.

          (b) On such Closing Date, no stop order or other similar decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and remain in effect and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated. No stop order suspending the sale of the Securities in any jurisdiction shall have been issued and remain in effect, and no proceeding for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, shall be contemplated.

          (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency and remain in effect as of such Closing Date that would prevent the issuance of the Securities. No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued and remain in effect as of such Closing Date that would prevent the issuance of the Securities.

          (d) On such Closing Date, no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company, threatened against, the Company or Russco before any court, arbitrator or governmental body, agency or official that would interfere with or adversely affect the issuance of the Securities or consummation of the transactions contemplated by the Plan or would, except as disclosed in the Offering Memorandum, individually or in the aggregate, have a material adverse effect on the Company or Russco or in any manner draw into question the validity of this Agreement, the Plan or the Securities.

          (e) Since the date of the latest balance sheet included in the Offering Memorandum for the Company and Russco, respectively, and except as disclosed therein,
     (i) neither the Company nor Russco shall have incurred any liabilities or obligations, direct or contingent (other than short term borrowings in an aggregate amount not to exceed $220,000), or entered into any transactions, not in the ordinary course of business, that are material, individually or in the aggregate, to the business of the Company or Russco, (ii) there shall not have been any material change in the capital stock or debt of the Company or Russco from that set forth or contemplated in the Offering Memorandum, other than an increase in the authorized number of shares of capital stock of the Company and (iii) there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, properties, net worth or results of operations of the Company or Russco.

          (f) The transactions contemplated by the Plan shall have been consummated substantially as contemplated in said Plan and as described in the Offering Memorandum.

          (g)  On the Closing Date, Sachem shall have received
     (i) a certificate dated such Closing Date, signed by an executive officer of the Company, confirming the matters set forth in Section 6(a)-(f) above insofar as they relate to the Company and the issuance of the Securities by the Company and (ii) a certificate dated such Closing Date, signed by an executive officer of Russco, confirming the matters set forth in Section 6(a)-(f) above insofar as they relate to Russco and the issuance of Securities by Russco.

          (h) On the Closing Date, Sachem shall have received an opinion (satisfactory to Sachem and its counsel), dated as of the Closing Date, of Blackburn & Stoll, LC, counsel for the Company and after the First Closing Date counsel for Russco, to the effect that:

            (i)The Company (and on any Additional Closing Date Russco) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and corporate authority to own, lease and operate its properties and to conduct its business as now conducted and as proposed to be conducted as described in the Offering Memorandum.

            (ii)The Company (and on any Additional Closing Date Russco) is duly qualified or licensed to conduct business and is in good standing in each jurisdiction in which it owns or leases property or conducts business, except where the failure so to qualify or be licensed would not have a material adverse effect on the business or financial condition of such corporation.

            (iii)The Company's (and on each Additional Closing Date Russco's) authorized equity capitalization is as set forth in the Offering Memorandum, with such changes specified in the opinion that are acceptable to Sachem; the outstanding shares of capital stock of such corporation have been duly and validly authorized and issued, are fully paid and nonassessable, and the holders of outstanding shares of capital stock of such corporation are not entitled to preemptive or other rights to subscribe for such capital stock; to the knowledge of such counsel, except as otherwise set forth in the Offering Memorandum, there are no outstanding subscriptions, warrants, options, calls or commitments of any character related to or entitling any person to purchase or otherwise acquire any shares of such corporation's capital stock or any securities convertible into or exercisable for the purchase of such capital stock or any commitments of any character relating to or entitling any person to purchase or otherwise acquire any such obligations or securities; and on each Additional Closing Date, all of the outstanding shares of capital stock of the Company are owned by Russco, and, to the knowledge of such counsel, no other person has any rights to acquire any shares of the Company's common stock.

            (iv)Except as set forth in the Offering
          Memorandum, to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any Federal, state or foreign court or governmental agency, authority or body or any arbitrator against or involving the Company (and on each Additional Closing Date Russco) which, if adversely determined, individually or in the aggregate with all such other actions, suits and proceedings, would have a material adverse effect on the business or financial condition of such corporation.

            (v)Except as set forth in the Offering Memorandum, no consent, approval, authorization or order of, or registration or filing with, any Federal, state or foreign court or governmental agency or body is required in connection with the execution, delivery and performance by the Company (and on each Additional Closing Date Russco) of this Agreement or the Plan.

            (vi)To the knowledge of such counsel, the Company
          (and on each Additional Closing Date Russco) is not involved in any material labor dispute nor is any such dispute threatened.

            (vii)The Company (and on each Additional Closing Date Russco) is not in violation of its Articles of Incorporation or bylaws or, to the knowledge of such counsel and except as set forth in the Offering Memorandum, is in default (including any condition that, with notice, the passage of time or otherwise, would constitute a default) in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, mortgage, deed of trust or other material agreement or instrument of such corporation, where such default would have a material adverse effect on the business or financial condition of such corporation; except as set forth in the Offering Memorandum, the execution, delivery and performance of this Agreement and the Securities, the fulfillment of the terms therein set forth and the consummation of the transactions therein contemplated, including the offer, issuance, and sale of the Securities, will not violate, or conflict with or result in a breach of any of the terms or provisions of, or constitute a default (including any condition that, with notice, the passage of time or otherwise, would constitute a default) under (A) the Articles of Incorporation or by-laws of such corporation, (B) the terms of any indenture, mortgage, deed of trust or other material agreement or instrument known to such counsel, including without limitation any of the documents referred to above in this subparagraph (vii) and to which such corporation is a party or to which it or its properties or assets is subject, or (C) any decree or order known to such counsel to be applicable to such corporation of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such corporation or any law or regulation applicable to such corporation which defaults, in the cases of clauses (B) and (C), would individually or in the aggregate have a material adverse effect on the business or financial condition of such corporation.

            (viii)To the best knowledge of such counsel, based solely on consultation with the Company's consultants, the statements in the Offering Memorandum under the captions "Risk Factors-Government Regulation" and "Business-Patents and Proprietary Rights", insofar as such statements constitute a summary of the documents and laws referred to therein, fairly present in all material respects the information described therein with respect to such documents and laws.

     (i) On the Initial Closing Date, Sachem shall have received an opinion (satisfactory to Sachem and its counsel), dated as of the Closing Date, of Thomas G. Kimble &
Associates, counsel for Russco, to the effect that:

            (i)Russco has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and corporate authority to own, lease and operate properties and to conduct business as now conducted and as proposed to be conducted after consummation of the transactions contemplated by the Plan as described in the Offering Memorandum.

            (ii)Russco's authorized equity capitalization is as set forth in the Offering Memorandum; the outstanding shares of capital stock of Russco, including the shares issued on the Initial Closing Date, have been duly and validly authorized and issued, are fully paid and nonassessable, and the holders of outstanding shares of capital stock of Russco are not entitled to preemptive or other rights to subscribe for such capital stock; to the knowledge of such counsel, except as otherwise set forth in the Offering Memorandum, there are no outstanding subscriptions, warrants, options, calls or commitments of any character related to or entitling any person to purchase or otherwise acquire any shares of Russco's capital stock or any securities convertible into or exercisable for the purchase of such capital stock or any commitments of any character relating to or entitling any person to purchase or otherwise acquire any such obligations or securities;

            (iii)To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any Federal, state or foreign court or governmental agency, authority or body or any arbitrator against or involving Russco which, if adversely determined, individually or in the aggregate with all such other actions, suits and proceedings, would have a material adverse effect on the business or financial condition of Russco.

            (iv)Russco is not in violation of its Articles of Incorporation or bylaws or, to the knowledge of such counsel and except as set forth in the Offering Memorandum, is not in default (including any condition that, with notice, the passage of time or otherwise, would constitute a default) in the performance of any obligation, agreement or condition contained in any material agreement or instrument of Russco, where such default would have a material adverse effect on the business or financial condition of Russco; except as set forth in the Offering Memorandum, the execution, delivery and performance of this Agreement and the Securities, the fulfillment of the terms therein set forth and the consummation of the transactions therein contemplated, including the offer, issuance, and sale of the Securities, will not violate, or conflict with or result in a breach of any of the terms or provisions of, or constitute a default (including any condition that, with notice, the passage of time or otherwise, would constitute a default) under (A) the Articles of Incorporation or by-laws of the Russco, (B) the terms of any material agreement or instrument known to such counsel to which Russco is a party or to which it or its properties or assets is subject, or (C) any decree or order known to such counsel to be applicable to Russco of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Russco or any law or regulation applicable to Russco which defaults, in the cases of clauses (B) and (C), would individually or in the aggregate have a material adverse effect on the business or financial condition of Russco.

            (v)Russco has full corporate power and authority
          (A) to execute, deliver and perform its obligations under this Agreement and the Plan and (B) to offer, issue and sell the Securities to be offered, issued and sold by Russco. This Agreement and such Securities have been duly authorized, executed and delivered by Russco; this Agreement constitutes a legal, valid and binding obligation of Russco, enforceable against Russco in accordance with its terms, except as set forth in the Offering Memorandum, and subject to the Exceptions, as to which such counsel need not express any opinion.

     In their opinions referred to in subsections (h) and (i) above, such counsel shall state that, although with the concurrence of Sachem they have assumed no obligation of inquiry and have not verified and are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, no facts have come to such counsel's attention which have caused such counsel to believe that, at the time the Offering Memorandum was distributed, the Offering Memorandum contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, as of the date of such opinion, the Offering Memorandum contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (except, in each case, for the financial statements, together with the related schedules and notes, and other financial and statistical data contained in or omitted from the Offering Memorandum, as to which such counsel need not express any opinion).

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of states other than the states in which they are licensed to practice and of foreign countries, to the extent deemed appropriate by such counsel and indicated in such opinion, upon the opinions of other counsel of good standing in such jurisdictions, whom they believe to be reliable and who are reasonably satisfactory to counsel for Sachem and (B) as to matters of fact to the extent they deem proper, on certificates of responsible officers of the corporations involved and public officials.

     All opinions, certificates, letters and other documents required by this Section 6 to be delivered to Sachem will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to Sachem and its counsel. The Company and Russco will furnish to Sachem, without charge, such conformed copies of such opinions, certificates, letters and other documents as Sachem shall reasonably request.

     7.   Termination.

     This Agreement may be terminated at any time prior to the Initial Closing Date by written notice from Sachem to the Company and Russco if any of the following has occurred:
(i) after the respective dates as of which information is given in the Offering Memorandum, any material adverse change or development involving a prospective material adverse change in or affecting the business, affairs, condition (financial or otherwise) or prospects of the Company or Russco, whether or not arising in the ordinary course of business, that would, in Sachem's reasonable judgment, make the offering, sale or the delivery of the Securities impracticable; (ii) any outbreak or escalation of hostilities or other national or international calamity or crises if the effect of such outbreak, escalation, calamity or crises would, in Sachem's reasonable judgment, make the offering, sale or delivery of the Securities impracticable; (iii) any decrease in NASDAQ Composite Index measured from the date hereof which exceeds ten percent (10%) in the aggregate; (iv) any suspension of trading in securities generally on the New York Stock Exchange or the NASDAQ Stock Market or limitation on prices for securities generally on any such exchange or market; or (v) any declaration of a banking moratorium by federal or New York authorities.

     8. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows:

(i) if to the Russco, to:

            Russco, Inc.
     2525 East 3300 South - Suite 2
     Salt Lake City, Utah 84111
     Attention:  Scott R. Jensen, President

  with a copy to:

            Thomas G. Kimble, Esq.
            311 South State Street - Suite 440
            Salt Lake City, Utah 84111

(ii)  if to the Company, to:

     Specialized Health Products, Inc.
     655 East Medical Drive
     Bountiful, Utah 84010
     Attention:  David A. Robinson, President

  with a copy to:

       Eric L. Robinson, Esq.
     Blackburn & Stoll, LC
            77 West 200 South - Suite 400
     Salt Lake City, Utah 84101-1609

(iii) if to Sachem, to:

                  U.S. Sachem Financial Consultants, L.P.
     11601 Wilshire Boulevard - Suite 500
     Los Angeles, California 90025
     Attention:  Stanley Hollander

          with a copy to:

            Alan D. Jacobson, Esq.
            2029 Century Park East - Suite 2600
            Los Angeles, California 90067

or in any case to such other address as the person to be notified may have requested in writing.

     The indemnity and contribution agreements and the representations, warranties and other statements of the Company, Russco and Sachem set forth or made pursuant to this Agreement (i) shall remain operative and in full force and effect regardless of (a) any termination of this Agreement,
(b) any investigation, or statement as to the results thereof, made by or on behalf of Sachem, the Company, Russco, or any Indemnified Party and (c) delivery of the Securities and payment of consideration therefor and (ii) shall be binding upon and inure to the benefit of the successors, assigns, heirs and personal representatives of Sachem, each Indemnified Party, the Company and Russco.

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, Russco, Sachem, any controlling persons and other Indemnified Parties referred to herein, and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other persons shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities merely because of such purchase. The Purchasers, however, shall be third party beneficiaries of the provisions of Sections 3, 4 and 6 hereof.

     THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE
WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD
TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.

     In Witness Whereof, the undersigned have executed this Placement Agreement effective as of the 23rd day of June, 1995.

                                 Specialized Health Products,
               Inc.


                                      By:  /s/ David A. Robinson
                                              President


                  Russco, Inc.


                  By:   /s/ Scott R. Jensen
                     President


                  U.S. Sachem Financial Consultants, L.P.

                  By:   Sachem Financial Consultants, Ltd.
                     General Partner


                  By:   /s/ Stanley Hollander
                  Title:  President